Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Oleg Movchan, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Enfusion, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 21, 2025	/s/ Oleg Movchan
Oleg Movchan
Chief Executive Officer
(Principal Executive Officer)